UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

April 27, 2005

hi/fn, inc.
(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE	33-0732700
(State of Incorporation)	(IRS Employer Identification Number)

750 University Avenue Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 8.01 OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 8.01 OTHER EVENTS

        On April 27, 2005, hi/fn, inc. issued a press release announcing its stock repurchase program. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits

Exhibit 99.1 Press Release issued by hi/fn, inc. dated April 27, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

hi/fn, inc. by: /s/ William R. Walker —————————————— William R. Walker Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by hi/fn, inc. dated April 27, 2005